                                                EXHIBIT (10)(i) 103

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.



                                                      AMENDMENT 05
                                                           TO
                                                      ICC CR-C-4042






                         CONSOLIDATED RAIL CORPORATION



                           AMENDED CONTRACT SUMMARY













ISSUED MARCH 6, 1995                            EFFECTIVE MARCH 13, 1995

        THE ONLY CHANGE IS TO THE CONFIDENTIAL MATTER OF THE CONTRACT.

      THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.


                                  ISSUED BY:
                               A. J. MCGEE, JR.
                             MANAGER - TARIFF PUB
                                P.O. BOX 41423
                         PHILADELPHIA, PA. 19101-1423


FILED WITH ICC
(C-0515-2-SMD)                      (18)              (PRINTED IN USA)

                        AMENDMENT 05   TO ICC CR-C-4042


 SUBJECT                                  APPLICATION




PARTICIPATING
 CARRIER......          Consolidated Rail Corporation.


COMMODITY.....          Bituminous Coal.


NAME OF
 SHIPPER......          Not Applicable.


ORIGIN/DES-
 TINATION
 STATION......          Not Applicable.


PORT NAME.....          Not Applicable.


                        Application Date (EX-387): January 24, 1995.
                        Date Service Began September 9, 1987.
DURATION OF             Effective March 13, 1995.
 CONTRACT.....          Expires with March 31, 2000 except Amendment
                         05 Which expires with July 31, 1995.


ROUTE
 MILEAGES.....          Not Applicable.


EQUIPMENT
 COVERED......          No Dedicated Equipment.


BASE RATE.....          Not Applicable.


SPECIAL
 FEATURES.....          Not Applicable.

                                AMENDMENT 5 TO
                            TRANSPORTATION CONTRACT
                                 ICC-CR-C-4042


      This Contract Amendment 5 made and entered into this 28th of February, 1995, by and between CONSOLIDATED RAIL CORPORATION
(hereinafter "CR") and CENTRAL HUDSON GAS & ELECTRIC CORPORATION
(hereinafter "CH").

                               WITNESSETH, THAT

      WHEREAS, the parties entered into a Transportation Contract designated ICC-CR-C-4042, dated November 20, 1987 (Contract); and

      WHEREAS, the parties desire to amend the Contract pursuant to 49 U.S.C. Section 10713.

      NOW, THEREFORE, it is agreed as follows:

      In Article 1 - TERM: The term outlined in this Contract Amendment shall be effective on the date on which it is filed with the ICC, subject to 49 CFR 1313.2 and 1313.3 and shall expire July 31, 1995. Furthermore, this Contract Amendment is exclusive to the movement of bituminous coal from xxxxxxxx xxxxx, xx to Danskammer Station, Roseton NY.

      In Article 2 - TRANSPORTATION RATES/MAXIMUM VOLUME: CR agrees to transport a maximum of 25,000 net tons of bituminous coal (plus or minus 10%) from the origin named via CR direct routing to CH's Danskammer Station at Roseton, NY at the following rate:

                        Origin                  Rate/NT

                  xxxxxxxx xxxxx, xx             $xx.xx

Notes:

(1)   Rate includes switching charges by PBR Railroad at origin.

(2) Rate excludes all other charges associated with coal loading at xxxxxxxx xxxxx, xx.

(3) xx xxxxxx xx xxxxxx xxxxxxxx xx x xxxxxxx xx xx,xxx xxx xxxx xx xxx xxxxx xxxxxxxx xx xxxxx xx, xxxx. The tons remaining shall be accepted by CH as CR equipment becomes available during the term of this Contract Amendment.

      CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN
      "X" HAS BEEN REDACTED AND FILED SEPARATELY WITH THE U.S.
      SECURITIES AND EXCHANGE COMMISSION.

(4) Freeze proofing requirements by CR will not apply to tonnage shipped under this Contract Amendment.

      In Article 6 - RATE ADJUSTMENT:  For the purpose of this
Article, the rate will not be subject to adjustment.

      In Article 8 - EQUIPMENT SUPPLY AND CAR DETENTION:

      A. Origin car demurrage at xxxxxxxx xxxxx, xx is xx xxxxx, per unit train.

      B.  Destination car demurrage is xxx xxxxx, per unit train.

      Except as specified above, the provisions of Freight Tariff
ICC CR 4605-Series are applicable.

      DEMURRAGE: xx xxxxxx xx xxxxx xxxxxxx xxxxxxxxxxx xxxxxxxxx xxxxxxx xxxxx xxxxxxx xx xx xxxxxx xxx xxxxxx xxxxx x, xxxx xxxx xxx xx, xxxx, xx xxx xxxxxx xx $xx,xxx.

      The parties agree that once this Contract Amendment is approved by the ICC, the rates, terms and conditions contained herein shall apply to shipments made pursuant as of January 24, 1995. If this Contract Amendment is not approved by the ICC, the parties agree that the applicable Contract rates absent this Contract Amendment shall apply to shipments.

      The parties, by their signature to this Contract Amendment and intending to be legally bound, hereby expressly indicate that all of the provisions of the original Contract, except as otherwise provided herein, remain in full force and effect and that such provisions, together with this Amendment, constitute the entire agreement between the parties.

      CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN
      "X" HAS BEEN REDACTED AND FILED SEPARATELY WITH THE U.S.
      SECURITIES AND EXCHANGE COMMISSION.

CENTRAL HUDSON GAS AND ELECTRIC CORPORATION

BY:     _____________________________________
                   PAUL J. GANCI

TITLE:  PRESIDENT AND CHIEF OPERATING OFFICER


CONSOLIDATED RAIL CORPORATION

BY:     _____________________________________
                 DOUGLAS A. EVANS

TITLE:         MANAGER UTILITY COAL